Consent of Attorney

Randall J. Lanham
Lanham and Associates
28562 Oso Parkway, Unit D
Rancho Santa Margarita, California 90505
rjlanham@cox.net

Lightning Marine, Inc.
4045 Ensenada Avenue
Miami, Florida 33133

RE: Form SB-1 of Lightning Marine, Inc. filed with the Securities and Exchange Commission on or about May 5, 2002 (“Form SB-1”).

Gentlemen,

     The undersigned hereby consents to the use of its name in the Form SB-1 and the use of my opinion of legality filed as an exhibit to the Form SB-1 Registration.

Sincerely,

/S/ Randall J. Lanham
Randall J. Lanham
Lanham and Associates
April 30, 2002